EX-99.1

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 15th day of March, 2002, by and among Joshua Tree Construction, Inc., a Nevada corporation which may change its name to Nutritionary, Inc. ("Purchaser"), Melvin Simon, an individual with an address at 115 W. Washington Street, Indianapolis, IN 46204 and Keith Frankel, an individual with an address at 8 Henderson Drive, West Caldwell, NJ 07006 (each a "Seller", and collectively, "Sellers").

                              W I T N E S S E T H:

         WHEREAS, the Sellers desire to sell and Purchaser desires to purchase 100% of the outstanding capital stock of American Health and Diet Centers, Inc. (the "Company") on the terms and for the consideration provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties agree as follows:

1.       TRANSACTIONS.

         In accordance with and subject to the terms of this Agreement, on the Closing Date (as hereinafter defined), the parties agree to consummate the following transactions:

         1.1      SALE AND PURCHASE OF STOCK.

         Subject to the terms and conditions set forth in this Agreement and on the basis of and in reliance upon the representations, warranties, obligations and agreements set forth in this Agreement, on the Closing Date (as hereinafter defined), Sellers agree to sell, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase from Sellers, 81,000 shares of the common stock, no par value (the "Shares") of the Company, free and clear of all liens, charges and encumbrances. The Shares represent as of the date hereof, and will represent as of the Closing Date (as hereinafter defined), 100% of the issued and outstanding shares of the Company's capital stock, and are owned by the Sellers as set forth on Schedule 1.1.

         1.2      PURCHASE PRICE; PAYMENT; COLLATERAL AND RELATED MATTERS.

                  (a) PURCHASE PRICE AND PAYMENT. The consideration to be paid by Purchaser to Sellers for all of the Shares shall be (i) $3,000,000, which shall be paid through the delivery of the Purchaser's 7% two year promissory notes in the form attached hereto as Exhibit 1 (the "Notes"), such Notes to be made payable to each Seller in accordance with Schedule 1.1, plus (ii) warrants to purchase an aggregate of 2,200,000 shares of common stock of Purchaser at an exercise price of $.25 per share (the "Exercise Price"), pursuant to the form of warrant attached hereto as Exhibit 2 (the "Warrants"), such Warrants to be allocated to each Seller in accordance with Schedule 1.1 (collectively, the "Purchase Price").

                  (b) GUARANTY OF PAYMENT. The Company shall guaranty the full and complete

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payment and performance of Purchaser's  obligations  under,  among other things, the Notes, pursuant to guaranties in the form attached hereto as Exhibit 3 (the "Guaranties").

                  (c) HUDSON UNITED BANK DEBT. Purchaser and the Company shall, and do hereby, covenant and reaffirm their obligation to repay the outstanding balance of the Company indebtedness owing to Hudson United Bank in accordance with the terms of this Agreement and any other Transaction Documents (including without limitation Section 5.2 below); in the event either or both of Keith Frankel and/or Melvin Simon are required to make any payments with respect to such indebtedness under their personal guarantees, Purchaser and the Company shall immediately reimburse and hold harmless Keith Frankel and Melvin Simon to the extent of any such payments, pursuant to reimbursement and indemnification agreements in the form attached hereto as Exhibit 4 (the "Reimbursement Agreements").

                  (d) COLLATERAL. The Purchase Price, together with any and all other obligations of Purchaser and the Company following the Closing (as hereinafter defined), shall be secured by a first priority security interest and lien position (subject only to "Permitted Liens" as defined in the form of Security Agreement annexed hereto) against the assets of the Company and Purchaser, together with any other affiliates or subsidiaries thereof, pursuant to the form of security agreements attached herein as Exhibit 5 (the "Security Agreements"), along with a pledge of the Shares by Purchaser pursuant to the form of Pledge Agreements attached hereto as Exhibit 6 (the "Pledge Agreements").

2.       CLOSING MATTERS

         2.1 EFFECTIVE DATE. The purchase and sale hereunder shall be effective and the closing of the transactions contemplated hereby ("Closing") shall take place at the offices of Bondy & Schloss, LLP at 9:30a.m. Eastern time at such time and place mutually agreeable to the parties, subject to Section 8.3 below (the "Closing Date"). The Closing shall be deemed effective as of the close of business on the Closing Date.

         2.2 CLOSING DELIVERIES OF SELLERS. Subject to the fulfillment of all of the conditions set forth in Section 6.2 and the delivery of all certificates and opinions required thereby, except such conditions as may be waived by the Sellers, Sellers will deliver to Purchaser at Closing the following:

                  (a) Certificates evidencing the Shares duly endorsed in the name of the Purchaser for transfer or accompanied by stock powers duly executed in the name of the Purchaser;

                  (b) The consulting agreement to be executed by Keith Frankel, in the form attached hereto as Exhibit 7 (the "Consulting Agreement");

                  (c) Complete and correct copies of the Company's Certificate of Incorporation, as amended to date and the Company's By-Laws, as amended to date (certified as of the date of Closing by the Secretary of the Company); and

                  (d)  A  certificate  signed  by each Seller to the effect that
(i) each of the

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representations  and  warranties  of such Seller  contained  herein are true and correct as of the date of Closing as though made on and as of such date and (ii) such Seller has performed and complied with all agreements, covenants and conditions required to be performed and complied with by such Seller herein on or before the date of Closing.

         2.3 CLOSING DELIVERIES OF PURCHASER. Subject to the fulfillment of all of the conditions set forth in Section 6.1 and the delivery of all certificates and opinions required thereby, except such conditions as may be waived by the Purchaser, Purchaser will deliver to Sellers (or their designees) at Closing the following:

                 (a)  The Notes;

                 (b) The first payments required under each Note to be made on the Closing Date;

                 (c)  The Warrants;

                 (d)  The Guaranties;

                 (e)  The Reimbursement Agreements;

                 (f) The Security Agreements (and any necessary UCC-1 financing statements);

                 (g)  The  Pledge   Agreements   (together   with   certificates
evidencing the Shares duly endorsed in the names of the Sellers for transfer or accompanied by stock powers duly executed in the names of the Sellers);

                  (h) The Consulting Agreement;

                  (i) The options (the "Options") to be issued to Keith Frankel under Section 6.2(p) hereof;

                  (j) The agreements and/or consents of Hudson United Bank required under Section 6.2(j) hereof;

                  (k) Certified resolutions of the Boards of Directors of Purchaser and the Company, along with certified resolutions of Purchaser, as the sole shareholder of the Company following the Closing, authorizing the execution, delivery and performance of this Agreement and all other documents executed and/or delivered by Purchaser and/or the Company in connection with the transactions contemplated by this Agreement (the "Transaction"), including without limitation, the Notes, the Warrants, the Guaranties, the Reimbursement Agreements, the Security Agreements, the Pledge Agreements, the Options and the Manufacturing Agreement (collectively, together with the Limited Guaranty/Mortgage as defined below, the "Transaction Documents") and all other actions it is to take or cause to be taken pursuant to this Agreement;

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                  (l) Complete and correct copies of the Purchaser's Certificate of Incorporation, as amended to date and the Purchaser's By-Laws, as amended to date (certified as of the date of Closing by the Secretary of the Purchaser);

                  (m) Opinions of counsel to Purchaser, in form and substance satisfactory to Sellers and counsel;

                  (n) Consents of management and other significant stockholders of Purchaser to the covenants and agreements contained in this Agreement, including without limitation, Sections 5.2, 5.3, 5.4, 5.5, 5.6 and 5.10 of this Agreement;

                  (o) Limited Guaranty and Mortgage (with recourse solely to real property) on residence of Daniel Hoyng located in Ohio, and related confession of judgment, evidencing equity of not less than $1,600,000 (the "Limited Guaranty/Mortgage"), securing payment of the Notes and the Reimbursement Agreements. The Limited Guaranty/Mortgage shall be filed only upon a failure of Purchaser to make any of the HUBCO pay downs in accordance with the provisions of Section 5.2 (after the giving by Sellers to Purchaser of notice of such failure and a ten (10) day opportunity to cure such failure); in addition to the filing of the Limited Guaranty/Mortgage, the Sellers shall be entitled to any and all other rights and remedies available under the Transaction Documents, and at law or in equity; and

                  (p) A certificate signed by Purchaser to the effect that (i) each of the representations and warranties of the Purchaser contained herein are true and correct as of the date of Closing as though made on and as of such date and (ii) Purchaser has performed and complied with all agreements, covenants and conditions required to be performed and complied with by it herein on or before the date of Closing.

3.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLERS

         (A) Each Seller severally represents and warrants to Purchaser (solely with respect to such Seller and the particular Shares owned by such Seller) and agrees as follows with respect to Sections 3.1 through 3.2 below:

         3.1 STOCK OWNERSHIP. Seller is the beneficial and record owner of the Shares as indicated on Schedule 1.1, free and clear of any claim, lien, charge encumbrance or restriction and upon consummation of the transactions contemplated by this Agreement, title to such Shares, free and clear of any claim, lien, charge or encumbrance, will be effectively vested in the Purchaser.

         3.2 AUTHORITY. The execution, delivery and performance of this Agreement by each Seller has been duly authorized and approved by all requisite corporate or other action on the part of such Seller. Each Seller has the full power and authority to execute and deliver this Agreement, to perform his respective obligations hereunder and to consummate the transactions contemplated

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hereby.  This Agreement  constitutes  the valid and binding  obligations of each
Seller enforceable in accordance with its terms.

         (B) Keith Frankel represents and warrants, to his actual knowledge, to Purchaser and agrees as follows with respect to Sections 3.3 through 3.15 below:

         3.3 CAPITALIZATION. The Company's authorized capital stock consists of one million (1,000,000) shares of common stock, no par value per share, of which eighty one thousand (81,000) shares are issued and outstanding, and owned by the Sellers. All issued and outstanding shares of capital stock of the Company have been duly authorized, are validly issued and outstanding, are fully paid and non-assessable, and have not been issued in violation of any preemptive rights. The Company has no other shares of capital stock or other securities authorized, issued, or outstanding. The Company is not a party to or bound by any option, warrant, contract, convertible or exchangeable securities, or any other commitment of any character relating to any capital stock or other security issued or to be issued by the Company.

         3.4 ORGANIZATION; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to conduct the business presently being conducted by it, and is duly qualified to transact business as a foreign corporation and is in good standing in all states in which the failure to qualify and be in good standing would have a material adverse effect upon the business conducted by the Company.

         3.5 NON-CONTRAVENTION. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance  with or  fulfillment  by Sellers of the terms and provisions of this
Agreement, will: (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Certificate of Incorporation or By-laws of the Company or any instrument, agreement, mortgage, lease, judgment, order, award, decree or other agreement instrument or restriction to which Sellers or the Company is a party or by which Sellers or the Company is bound, nor (ii) require any affirmative approval, authorization or other order or action of or regulation or filing with any court, governmental authority or regulatory body or of any creditor of the Sellers, the Company or of any other person.

         3.6 CONTRACTS. Schedule 3.6 hereto contains a complete and correct list of every contract, agreement, note, guarantee or other instrument to which the Company is a party or by which the company is bound as of the date hereof and which is material to the Company's business.

         3.7 FINANCIAL STATEMENTS. The Company has delivered to the Purchaser true and correct copies of (i) the Company's balance sheet dated December 31, 1999 and the related statement of

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income and  retained  earnings  for the period  then ended,  (ii) the  Company's balance sheet dated December 31, 2000 and the related statement of income and retained earnings for the period then ended, and (iii) the Company's balance sheet dated September 30, 2001 and the related statement of income and retained earnings for the period then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared from the books and records of the Company in accordance with generally accepted accounting principles consistently applied, and present fairly in all material respects the financial position and results of operations of the Company as of the dates thereof and for the periods covered thereby.

         3.8 TAXES. The Company has filed all reports or tax returns that may be required by any law or regulations of any jurisdiction to be filed, and all such reports and returns are true and correct; the Company has duly paid or accrued on its books of account all taxes, duties and charges pursuant to such reports and returns or which have been assessed against the Company or for which the Company is obligated to withhold from amounts owing to any employee; and no taxing authority has indicated to the Company in writing any intent to conduct an audit or other investigation or asserted in writing any unresolved deficiencies with respect to tax liabilities of the Company for any period; and the Company has not waived any statute of limitations in respect of federal, state or local taxes or agreed to any extension of time with respect to an assessment or deficiency with respect to such taxes.

         3.9 COMPLIANCE WITH LAWS; LEGAL PROCEEDINGS/LITIGATION. The Company has or has effected all material permits, franchises, licenses, approvals, authorizations, registrations, qualifications and filings with and under all Federal, state, local and foreign laws, and agencies, that are required to enable the Company to carry on the Company's business as presently conducted (collectively, the "Required Approvals"), and all such Required Approvals are in full force and effect and no suspension or cancellations of any of them is threatened. The Company is not in violation of any applicable statute, rule, regulation, ordinance, writ, injunction, order, judgement or decree, which such violation would have a material adverse effect on the Company. Except as set forth in Schedule 3.8 hereto, (i) there is no material order, writ, injunction, judgement or decree outstanding, and no material legal, administrative, arbitration or other material action, lawsuit, proceeding or governmental or self-regulatory organization investigation or inquiry (written or oral) ("Company Legal Proceedings"), pending or threatened, and (ii) since December 31, 2000 there has been no settlement or payment of any material legal action, lawsuit or proceeding, or any material plea agreement with respect to any governmental or self-regulatory organization investigation or inquiry, with respect to any Company Legal Proceeding.

         3.10 EMPLOYEE BENEFIT PLANS AND SIMILAR ARRANGEMENTS. Schedule 3.10 lists all employee benefit plans and employment agreements or other similar arrangements in effect to which the Company is a party or by which the Company is legally or otherwise bound including, employee

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health insurance plans.

         3.11 DISCLOSURE. No representation or warranty by Sellers herein contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not materially misleading with respect to the matters covered thereby, taken as a whole.

         3.12 TITLE TO ASSETS AND PROPERTIES. The Company has good and valid title (or in the case of licenses, leases, or other rights in any agreements, the right to exercise its rights under such agreements) to all the assets and properties reflected on the Company's September 30, 2001 balance sheet or thereafter acquired or otherwise used by the Company in the conduct of its business, except inventories and other nonmaterial assets sold since such date in the ordinary course of business, in each case free and clear of all liens and security interests whatsoever, except: (1) liens and encumbrances with respect to liabilities reflected on the Company's September 30, 2001 balance sheet or otherwise expressly disclosed in this Agreement (including without limitation, the blanket lien of Hudson United Bank encumbering all assets of the Company);
(2) property taxes for the current year which are not yet delinquent; and (3) such utility easements and minor imperfections of title as do not individually or in the aggregate materially impair the continued use and operation of such property in the business of the Company. The attached Schedule 3.12 sets forth a complete list of all real property and interests in real property owned in fee or leased by the Company. None of the real property leased by the Company is subject to any pending or threatened condemnation proceeding or proceedings to take all or any part thereof by eminent domain, and no party of any real property leased by the Company is located within any area designated as a flood zone by any governmental agency. No material part of any of the real property owned or leased by the Company requires any material structural repair necessary for the continued use of such property in the manner in which such property has been historically used in the business of the Company.

         3.13  TRANSACTIONS  WITH  AFFILIATES.  Except as shown on the  attached
Schedule 3.13, the Company is not a party to or bound by any material contract, commitment, loan, lease, or other arrangement or understanding with any Affiliate, and none of such persons owns any interest in any corporation, partnership, or other business or entity that is a party to any material business arrangements or relationships of any kind with the Company. "AFFILIATE" means any of the Sellers and any parent, grandparent, child, brother or sister, or spouse of any of the foregoing, and any corporation, partnership, trust, or other entity controlled by or under common control with any such persons.

         3.14 BROKERS AND ADVISORS. Neither the Sellers nor the Company has engaged the services of any broker, finder, or advisor, and has not taken any action which would give rise to a valid claim against any party for a brokerage commission, finder's fee, or like payment.

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         3.15 ABSENCE OF MATERIAL ADVERSE CHANGES OR EVENTS. Since September 30,
2001, the Company has conducted its business only in the ordinary course, consistent in all material respects with past practice, and there has not occurred any material adverse change in the business or financial condition of the Company, except in connection with any actions or omissions taken by the Company in connection with the Transaction.

4.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASER

         Purchaser hereby represents and warrants to Sellers and agrees as follows:

         4.1 ORGANIZATION; GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own, lease and operate its properties and to conduct the business presently being conducted by it, and is duly qualified to transact business as a foreign corporation and is in good standing in all states in which the failure to qualify and be in good standing would have a material adverse effect upon the business conducted by the Purchaser.

         4.2 CORPORATE AUTHORITY. (a) The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents have been duly authorized and approved by all requisite corporate or other action on the part of Purchaser and Company, and neither the execution nor the delivery of this Agreement and the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by Purchaser with, or fulfillment by Purchaser or Company, of the terms and provisions of this Agreement and the other Transaction Documents, will (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Certificate of Incorporation or By-Laws of Purchaser or Company, or any instrument, agreement, mortgage, lease, judgment, order, award, decree or other instrument or restriction to which either is a party or by which either is bound, or (b) require any affirmative approval, consent or authorization of, or registration or filing with, any court, governmental authority or regulatory body or of any creditor of Purchaser, the Company or any other person.

                  (b) Purchaser and the Company have full power and authority to execute and deliver this Agreement and the other Transaction Documents, to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

                  (c) This Agreement constitutes, and the other Transaction Documents, when duly executed and delivered by Purchaser and the Company, will constitute, valid and binding obligations of Purchaser and the Company enforceable in accordance with their respective terms.

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         4.3  TRANSACTIONS  WITH  AFFILIATES.  Except  as shown on the  attached
Schedule 4.3, neither the Purchaser, nor, following the Closing, the Company, is a party to or bound by any material contract, commitment, loan, lease, or other arrangement or understanding with any Affiliate, and none of such persons owns any interest in any corporation, partnership, or other business or entity that is a party to any material business arrangements or relationships of any kind with the Purchaser and/or the Company. "AFFILIATE" means any of the Purchaser or the Company and any officer, director or shareholder of the Purchaser or the Company, or any corporation, partnership, trust, or other entity controlled by or under common control with Purchaser, the Company and/or any such officer, director or shareholder.

         4.4 CONDUCT OF BUSINESS. Prior to the Closing Date, Purchaser shall (a) not make or grant any increases in salary or other compensation or bonuses to employees or terminate any employee (other than for good cause), (b) maintain its employee work force at its present level and not make any adjustment in wages or hours of work or enter into any union contract or adopt any new pension, welfare, benefit or severance plan, (c) not make any disposition(s), license(s) or acquisition(s) of rights, assets or properties other than in the ordinary course of business and consistent with past practice, (d) not make any material capital expenditures or enter into any material agreement(s) or transaction(s) without the prior written consent of Sellers (which shall not be unreasonably withheld), (e) not enter into any agreement(s) or transaction(s) with any person or entity who or which is a shareholder, director, officer, associate or an affiliate of Purchaser, other than in the ordinary course of business, (f) use reasonable commercial efforts to preserve intact its business organization and the goodwill of those persons/entities having business relationships with it, (g) use reasonable commercial efforts to obtain promptly any consents or approvals required in connection with the Transaction, and (h) operate its business in the ordinary course and consistent with past practice.

         4.5 CAPITALIZATION. As of the Closing Date, the Purchaser's capital stock structure (setting forth, among other things, the number of authorized, issued and outstanding shares of common stock, the par value and the owners of such stock) is as set forth on Schedule 4.5. As of the Closing Date, the Purchaser has no other shares of capital stock or other securities authorized, issued, or outstanding. As of the Closing Date, except as set forth on Schedule 4.5, the Purchaser is not a party to or bound by any option, warrant, contract, convertible or exchangeable securities, or any other commitment of any character relating to any capital stock or other security issued or to be issued by the Purchaser.

         4.6 INDEBTEDNESS. Except as set forth on Schedule 4.6, the Purchaser will have no liabilities (nor any agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees which could result in any liabilities) as of the Closing Date.


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         4.7  DISCLOSURES.  No  representation  or warranty by Purchaser  herein contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading with respect to matters covered thereby, taken as a whole.

         4.8 BROKERS AND ADVISORS. The Purchaser has not engaged the services of any broker, finder, or advisor, and has not taken any action which would give rise to a valid claim against any party for a brokerage commission, finder's fee, or like payment.

5.       ADDITIONAL AGREEMENTS.

         5.1 TAX LIABILITIES. Sellers agree that they will be responsible for and shall pay on a timely basis any Federal or State tax liability of the Company for all prior tax years and the tax year 2001 ("2001 Year"). Sellers shall file tax returns for the 2001Year on or before April 15, 2002 or any later extension of any filing deadline.

         5.2 PAYDOWN OF HUBCO DEBT. (a) On March 25, 2002, Purchaser shall pay down the indebtedness owing from the Company to Hudson United Bank (the "HUBCO Debt") to an amount not to exceed an aggregate outstanding balance of $3,000,000; in addition, Hudson United Bank shall have agreed on or before March 25, 2002 in writing that Keith Frankel and Melvin Simon shall remain on their guaranty of the HUBCO Debt (the "HUBCO Guaranty") for an amount not to exceed $3,000,000. (b) The HUBCO Debt shall thereafter be repaid by the Company by making (1) payment of $250,000 on April 15, 2002, (2) payment of $500,000 on May 15, 2002 and (3) payment of all of the HUBCO Debt shall be repaid in full on or before June 15, 2002 and the HUBCO Guaranty terminated by such date. (c) In addition, without limiting the foregoing, all proceeds from the sale of the Company stores located in Florida (which such sales are subject to the prior written consent of the Sellers), shall be used by the Company solely towards the payment of the HUBCO Debt and further $12,500 of any franchise award shall be applied by the Company towards the payment of the HUBCO Debt; the Company shall endeavor to modify its franchise agreement to provide for the automatic payment to the Sellers of such portion of any and all franchise awards.

         5.3 ISSUANCE OF STOCK POST CLOSING/FINANCIAL DISBURSEMENTS. (a) Any issuance of any form of capital stock of Purchaser (or any form of securities convertible or otherwise exercisable into capital stock of Purchaser) following the Closing Date shall require the prior written consent of the Sellers, with the exception of stock issuances pursuant to the exercise of rights under the outstanding options on the Closing Date as set forth on Schedule 4.5 annexed hereto. The Company shall not issue any form of capital stock (or any form of securities convertible or otherwise exercisable into capital stock of the Company) following the Closing Date, and Purchaser shall not transfer, or incur any lien or security interest on or in, any of the Shares, subject only to the pledge of the Shares in favor of Sellers pursuant to the Pledge Agreements. (b) The consent of the Sellers shall be obtained prior to the disbursement of any monies of the Purchaser or the Company or the incurrence of any debt or liability by the Purchaser or the Company (x) in an aggregate amount in excess of $10,000 or (y) out of the ordinary course of business, except as expressly provided in Section 5.11 below.

         5.4 REGISTRATION RIGHTS. All shares of common stock underlying the Warrants and Options shall be registered (to enable the resale by the holders of the Warrants and Options, upon exercise, in the public markets for such common stock) under the Securities Act of 1933 at the same time (and as part of the same registration) as the initial or first registration of any other common stock of Purchaser on or after the Closing, the filing of such registration statement to take place not later than sixty days following the Closing; provided, however, that in the event such registration limits the freely-tradable shares of common stock then being registered to (x) only fifty percent (50%) of such common stock held by Management Investors (as defined in Section 5.5) during the first twelve (12) months following the registration and
(y) one hundred percent (100%) of such common stock at the expiration of the two year period following such registration; such limitation may also apply to the shares of common stock underlying the Options, but not the Warrants (which shall remain freely-tradable).

         5.5 RIGHTS OF FIRST REFUSAL; TAG ALONG RIGHTS; EQUAL RIGHTS. Management and other significant Purchaser stockholders existing as of the Closing Date ("Management Investors") will grant the Sellers, and, provided no default under this Agreement or any of the Transaction Documents has occurred, the Sellers shall grant to Management Investors, a right of first refusal over non-public sales or transfer of any shares and tag-along rights in respect of any non-public sales, in form and substance satisfactory to Sellers and Purchaser. Purchaser shall ensure that the rights of the Sellers will at all times be at least equal to the rights granted to any other shareholder of the Purchaser.

         5.6   DIRECTORS.   (a)  The  Boards  of  Directors  of  Purchaser  and,
immediately upon the Closing, the Company, shall each consist of five (5) members, to be elected as follows: the shareholders of Purchaser shall have the right to appoint two (2) members, Keith Frankel shall have the right (but not the requirement) to appoint two (2) members, and then those four members shall unanimously elect the fifth member of the Board of Directors, PROVIDED, HOWEVER, that notwithstanding the foregoing, (i) for so long as any indebtedness remains outstanding under the Notes and/or Keith Frankel and/or Melvin Simon remain liable under the HUBCO Guaranty (as described under Section 5.2), Keith Frankel shall have the right (but not the requirement) to appoint the fifth member of the Board of Directors of both Purchaser and the Company, and (ii) for so long as Keith Frankel and/or Melvin Simon remain liable under the HUBCO Guaranty (as described under Section 5.2), the Board of Directors of the Company shall, at the option of Keith Frankel, consist solely of three (3) members appointed by Keith Frankel. (b) The Company and the Purchaser agree to have in effect a director and officer liability insurance policy for the benefit of the Company and the Purchaser, respectively, and each of their directors and officers, within thirty (30) days of the Closing Date.

         5.7 NON-PUBLICITY AND CONFIDENTIALITY. Each of Purchaser, the Company and Sellers agrees not to disclose the existence or contents of this Agreement or the Transaction without the prior written consent of the other party hereto, except to its advisors and attorneys who have a need to know such information, and except as required by law.

         5.8 CONFIDENTIALITY; NON-INTERFERENCE. (a) The Sellers acknowledge that as a result of their association with the Purchaser, they have been in possession of confidential information relating to the business practices of the Purchaser. The term "confidential information" shall mean any and all information (oral or written) relating to the Purchaser or any of its activities, other than such information which can be shown by the Sellers to be in the public domain other than as the result of breach of the provisions of this Section 5.8, including, but not limited to, information relating to: trade secrets, personnel lists, financial information, research projects, services used, pricing, clients, client lists and prospects, marketing and selling and servicing. The Sellers agree that they will not, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any confidential information of the Purchaser, without the prior written consent of Purchaser.

                  (b) For a period of two (2) years following the Closing, Keith Frankel will not, on his behalf or on behalf of any other person, firm or corporation, (i) directly engage in the business of operating a retail kiosk business using a free-standing structure selling vitamin products (provided, however, that any other form of business relating to the sale or other distribution of vitamin products, including retail in-line structures, shall be permitted); (ii) interfere or disrupt any current commercial or contractual relationship with the Purchaser; or (iii) solicit any of the executives or consultants of the Company (or in any other way assist another person or enterprise in recruiting, soliciting or inducing) any employee or consultant of the Company to terminate his or her employment or other relationship with the Company.

                  (c) The terms and conditions set forth in Sections  5.8(a) and
(b) above shall be null and void and of no effect upon a default under this Agreement and/or any other Transaction Document and any subsequent ownership by the Sellers of the Shares and the Company (as described under Section 5.10 below).

         5.9 LEASES. Except as set forth on Schedule 4.3, Purchaser and, following the Closing Date, Company, shall not enter into any leases of real property without the consent of the Sellers.

         5.10 PLEDGE OF SHARES TO SELLERS. The parties hereto acknowledge and agree that upon any default (after the lapse of any applicable cure period) under this Agreement or the other Transaction Documents (including without limitation, the failure to make any payments under the Notes or any payments towards the HUBCO Debt as required under this Agreement), Sellers shall be immediately entitled, in addition to all other rights and remedies under this Agreement, the Transaction Documents and at law or in equity, to full ownership of the Shares and the Company, free and clear of any interests of Purchaser or any other parties, as provided under the Pledge Agreements.

         5.11 REPLACEMENT CREDIT FACILITY. Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, provided no default has occurred under this Agreement or any other Transaction Document
(unless the funds to be disbursed  under the  Replacement  Credit

Facility will cure such default upon closing of such Replacement Credit Facility within thirty (30) days of the occurrence of such default and such closing has been scheduled in writing by the lender to occur within such time period), the Company shall be permitted to obtain a credit facility from an institutional lender in an amount not to exceed $3,000,000 (the "Replacement Credit Facility"), provided that on or before the date the Company obtains such Replacement Credit Facility, the following conditions have been satisfied: (a) such Replacement Credit Facility replaces the HUBCO Debt in its entirety, (b) the HUBCO Guaranty is terminated and the Sellers are fully and indefeasibly released from any and all liability under the HUBCO Guaranty, (c) any security interests to be obtained by the institutional lender providing the Replacement Credit Facility encumber solely the assets of the Purchaser and/or the Company and otherwise result in Sellers being in no worse position than they were at the time of Closing and (d) the Replacement Credit Facility is otherwise on such terms and conditions as are reasonably acceptable to the Sellers, provided,
however,   that  any  Replacement   Credit  Facility  on  terms  and  conditions
substantially similar to the HUBCO credit facility (exclusive of any forms of guaranty of Sellers) shall be deemed reasonable.

         5.12 ONGOING WORKING CAPITAL PAYMENTS. Following the Closing, Purchaser shall pay to the Company a minimum of three hundred thousand dollars ($300,000) or such greater amounts as may be necessary to meet the payables of the Company, to be used by the Company for working capital purposes, to be paid as follows:
(i) $100,000 (or such greater amount as may be necessary to meet Company payables) on April 15, 2002; (ii) $100,000 (or such greater amount as may be necessary to meet Company payables) on May 15, 2002; and (iii) $100,000 (or such greater amount as may be necessary to meet Company payables) on June 15, 2002.

6.       CONDITIONS PRECEDENT TO THE CLOSING

         6.1 OBLIGATION OF PURCHASER TO CLOSE. The obligation of Purchaser to consummate the purchase of the Shares on the Closing Date shall be subject to the satisfaction, or the waiver by Purchaser, of the following conditions on or prior to the Closing Date:

                  (a) REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH AGREEMENT. The representations and warranties of Sellers set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and Sellers shall have performed all covenants and agreements to be performed by them under this Agreement on or prior to the Closing Date.

                  (b) CERTAIN CERTIFICATES. Sellers shall have delivered to Purchaser certificates of the Secretary of State of the State of Delaware, dated as of a date not more than thirty (30) days prior to the Closing Date, stating that the Company is in good standing.

                  (c) LITIGATION AFFECTING CLOSING. On the Closing Date, no proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might eventuate in any such suit, action or proceeding shall be pending or threatened.

                  (d) ANCILLARY DOCUMENTS. Sellers and other third parties thereto shall have executed and delivered to Purchaser each of the documents and/or deliveries set forth in Section 2.2.

         6.2 OBLIGATION OF SELLERS TO CLOSE. The obligation of Sellers to consummate the sale of the Shares on the Closing Date shall be subject to the satisfaction, or the waiver by Sellers, of the following conditions on or prior to the Closing Date:

                  (a) REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH AGREEMENT. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and Purchaser shall have performed all covenants and agreements to be performed by it (or otherwise satisfied by it) under this Agreement on or prior to the Closing Date.

                  (b) CERTAIN CERTIFICATES. Purchaser shall have delivered to Sellers a certificate of the Secretary of State of the State of Nevada, dated as of a date not more than thirty (30) days prior to the Closing Date, stating that the Purchaser is in good standing.

                  (c) LITIGATION  AFFECTING   CLOSING.  On the Closing  Date, no
proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might eventuate in any such suit, action or proceeding shall be pending or threatened.

                  (d) ANCILLARY DOCUMENTS. Purchaser and other third parties thereto shall have executed and delivered to Sellers each of the documents and/or deliveries set forth in Section 2.3.

                  (e) INDEBTEDNESS. The Purchaser will have no liabilities (nor any agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees which could result in any liabilities) at the Closing, except as set forth on Schedule 4.6.

                  (f) SEC FILINGS. The Purchaser will provide to the Sellers all of the Purchaser's filings with the Securities and Exchange Commission (the "SEC") from the Purchaser's inception, and the Purchaser's present officers, directors, and principal shareholders will cooperate with the filing of a SB-2 Registration Statement.

                  (g) ACCOUNT PAYABLE. On the Closing Date, Purchaser will pay one hundred thousand dollars ($100,000) to Vitaquest International, Inc. as partial payment of the Company's then current accounts payable indebtedness owing to Vitaquest International, Inc. (the "Vitaquest Payable"), any remaining then outstanding accounts payable indebtedness owing from the Company to Vitaquest International, Inc. shall thereafter be paid according to the terms of the Manufacturing Agreement.

                  (h) INITIAL DEPOSIT. Purchaser shall have paid (in the form of a non-refundable loan to Company) three hundred fifty thousand dollars ($350,000) to the Company on January 9, 2002 (the "Initial Deposit"), to be used by the Company to pay accounts payable (other than accounts payable owing to Vitaquest International, Inc.). In the event that the Transaction fails to close for any reason, the Company shall be entitled to retain the Initial Deposit (such deposit being deemed a non-refundable loan), and none of the Sellers, the Purchaser, the Company, Vitaquest International, Inc., nor any other parties shall have any liability with respect thereto.

                  (i) SECOND DEPOSIT. Purchaser shall have paid (in the form of a loan to Company) two hundred thousand dollars ($200,000) to the Company on February 14, 2002 (the "Second Deposit"), to be used by the Company for (x) a payment towards the HUBCO Debt in the amount of $150,000 and (y) its working capital in the amount of $50,000 (such working capital monies to be used by the Company for general working capital purposes in the amount of $25,000 and to make a payment towards the Vitaquest Payable in the amount of $25,000). In the event that the Transaction fails to close due to the failure of Purchaser to make any of the payments required to be made under this Agreement on or before the deadline for Closing set forth in Section 8.3(c), or failure of Purchaser to satisfy the conditions set forth in Sections 2.3(a) through 2.3(i), 2.3(k), 2.3(l), 2.3(n), 2.3(o), 2.3(p), 6.2(a), 6.2(c), 6.2(d), 6.2(e), 6.2(g), 6.2(k),
6.2(l), 6.2(m), and/or 6.2(p) on or before the deadline for Closing set forth in
Section 8.3(c), the Company shall be entitled to retain the Second Deposit (such deposit being then deemed a non-refundable loan), and none of the Sellers, the Purchaser, the Company, Vitaquest International, Inc., nor any other parties shall have any liability with respect thereto. In the event that the Transaction fails to close due to any reason not set forth in the previous sentence, the Purchaser shall be entitled to a return of the Second Deposit, without interest.

                  (j) HUBCO CONSENT. On or before the Closing Date, Purchaser shall have obtained the consent of Hudson United Bank to the Transaction; in addition, the Hudson United Bank line of credit shall be frozen such that no further borrowings thereunder may be made by the Company.

                  (k) WORKING  CAPITAL  PAYMENT(S).   On   the   Closing   Date,
Purchaser will pay one hundred thousand dollars ($100,000) to the Company, to be used by the Company for working capital purposes.

                  (l) MANUFACTURING AGREEMENT. On the Closing Date, the Company shall enter into an exclusive manufacturing agreement with Vitaquest International, Inc. (the "Manufacturing Agreement") with respect to products manufactured by Vitaquest International, Inc. in the form attached as Exhibit 8 hereto.

                  (m) CONSULTING AGREEMENT. At the Closing, the Purchaser shall enter into the Consulting Agreement.

                  (n) DUE DILIGENCE. Completion of a satisfactory due diligence review by Sellers, in their sole and absolute discretion, of the technical, business, financial and legal matters relating to Purchaser, including without limitation, a satisfactory review of any and all issuances of securities (both completed and proposed) in Purchaser evidencing full compliance with all laws, and an opinion of Purchaser's counsel as to same with respect to all issuances of securities the proceeds of which are used in connection with any payments due at Closing.

                  (o) CAPITAL STRUCTURE OF PURCHASER. On the Closing Date, the capital structure of Purchaser (including all capital stock and any securities convertible or exercisable into any capital stock) shall be in form and substance satisfactory to the Sellers.

                  (p) OPTIONS. At the Closing, in consideration of the services performed by Keith Frankel, Purchaser shall issue to Keith Frankel options to purchase three million five hundred thousand (3,500,000) shares of the Purchaser's common stock, par value $.001 per share, at an exercise price of $.25 per share for an option period of five (5) years from the date of issuance ( the "Options"), in the form annexed hereto as Exhibit 9. The Options shall be deemed earned upon the Closing.

7.       INDEMNIFICATION

         7.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. (a) SELLERS. The representations and warranties, covenants and indemnities of Sellers set forth in this Agreement shall survive the Closing for a period of six (6) months from the Closing. Upon the termination of a representation or warranty in accordance with the foregoing, such representation or warranty shall have no further force or effect for any purpose under this Agreement or otherwise, including Section
7.2 hereof. (b) PURCHASER. The representations, warranties, covenants and indemnities of Purchaser (and the Company with respect to its post-closing obligations under this Agreement and the other Transaction Documents) set forth in this Agreement shall survive the Closing.

         7.2 INDEMNITY BY SELLERS. (a) Each Seller, severally, pro rata in proportion to his percentage interest in the Company immediately prior to Closing, will indemnify, defend and hold Purchaser harmless from and against any and all loss, cost or expense whatsoever, including but not limited to reasonable attorneys' fees and disbursements, resulting or arising from:

                  (i) the breach by such Seller of any material representation or warranty made in this Agreement; or

                  (ii) the breach or default in the performance by such Seller of any of the agreements made or covenants to be performed by him hereunder (collectively, the "Purchaser

Damages").

                  (b) Each   Seller's   obligation  to indemnify  the  Purchaser
pursuant to clause 7.2(a) hereof is subject to the following limitations:

                  (i) Each of the parties agrees that the Purchaser shall only have the right to indemnification for that portion of any claim which, together with any related claims, involves amounts in excess of $200,000; and

                  (ii) In no event shall each Seller's aggregate obligation to indemnify the Purchaser under clauses (i) and (ii) of Section 7.2(a) exceed the sum of the amount of payments actually received and retained by such Seller under the Note payable to such Seller.

         7.3 INDEMNITY BY PURCHASER. (a) Purchaser will indemnify, defend and hold Sellers harmless from and against any and all loss, cost or expense whatsoever, including but not limited to reasonable attorneys' fees and disbursements, resulting or arising from:

                  (i) the breach by Purchaser of any material representation or warranty made in this Agreement;

                  (ii) any litigation, action, suit, proceeding, investigation or tax examination resulting from facts, actions or events which occur before the Closing whether or not previously disclosed to Sellers;

                 (iii) the breach or default in the performance by Purchaser of any of the agreements made or covenants to be performed by it hereunder; or

                  (iv) any loss, cost or expense arising from actions or omissions occurring subsequent to the Closing (collectively, the "Sellers Damages").

                  (b) The  Purchaser's   obligation  to  indemnify  the  Sellers
pursuant to clause  7.3(a) hereof is subject to the following limitations:

                  (i) Each of the parties agrees that the Sellers shall only have the right to indemnification for that portion of any claim which, together with any related claims, involves amounts in excess of $200,000.

         7.4      INDEMNIFICATION PROCEDURE.

                  (a) In the event a party is entitled to indemnification hereunder (the "indemnified party") based upon a claim asserted by a third party which the indemnified party becomes aware on or before the expiration of the particular representation, warranty or indemnity (the "Warranty

Period"), the other party (the "indemnifying party") shall be given prompt notice thereof, in reasonable detail prior to the expiration of the Warranty Period. In order to be entitled to indemnification hereunder, the indemnified party must provide notice to the indemnifying party prior to the expiration of the Warranty Period; failure to provide such notice shall void such claim. The indemnifying party shall have the right (without prejudice to the right of the indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives notice of its intention to do so not later than 20 days following notice thereof to the indemnifying party or such shorter time period as required so that the interests of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice. If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which the indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party, on a monthly basis, all of its attorneys' reasonable fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. If the indemnifying party assumes the defense of any such claim, the indemnifying party will hold the indemnified party harmless from and against any and all damages arising out of any settlement approved by such indemnifying party or any judgement in connection with such claim or litigation. Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which shall not be unreasonably withheld).

                  (b) The indemnifying party and the indemnified party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss.

         7.5 SOLE REMEDY. The remedies provided in this Article 7 shall be the sole and exclusive remedy available to any party for any breach, loss, claim or other cause of action arising out of or relating to a breach of any of the parties' representations, warranties, covenants and agreements or other default under this Agreement.

8.       OTHER PROVISIONS

         8.1 FURTHER ASSURANCES. At its own expense, each party will, at such time and from time to time on and after the Closing Date, upon request by the other party, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances that may be reasonably required for the carrying out of the purposes of this Agreement.

         8.2 COMPLETE AGREEMENT. This Agreement, including the Exhibits and Schedules attached hereto and the documents referred to herein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, and writings with respect to such subject matter.

         8.3 TERMINATION AND REMEDIES. This Agreement may be terminated (a) at any time by the mutual written agreement of Purchaser and Sellers, (b) at any time by a party hereto if the other party hereto shall have materially breached any of its obligations or agreements hereunder, or (c) at any time by either party if the Closing has not occurred by March 19, 2002. Upon its termination, this Agreement shall be null and void and of no further effect, and the parties shall have no further obligation as a result thereof, except for liability for breach of this Agreement and the obligations of the parties pursuant to Section
5.7 hereto.

         8.4 WAIVER, DISCHARGE, ETC. This Agreement may not be released, discharge, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized representatives.

         8.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand or mailed by certified or registered mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as may be specified by like notice) and shall be deemed given on the date on which it is so hand-delivered or on the third business date following the date on which it is so mailed.

                  (a)   If to Sellers:

                        Melvin Simon
                        115 W. Washington Street,
                        Indianapolis, IN 46204

                        Keith Frankel
                        8 Henderson Drive
                        West Caldwell, NJ 07006

                  (b)   If to Purchaser:

                        Joshua Tree Construction, Inc.
                        3635 Boardman Canfield Road
                        Canfield, OH 44406
                        Attn: Daniel Hoyng

         8.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to the rules of conflict of laws. Each of


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


the parties hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district in the State of New Jersey; provided that nothing contained in this Agreement will prevent any of the Sellers from bringing any action, enforcing any award or judgment or exercising any rights against Purchaser or the Company, against any security or against any property of Purchaser and/or the Company within any other county, state or other foreign or domestic jurisdiction. Each of the parties agrees that the venue provided above is the most convenient forum for all of the parties.

         8.7 SUCCESSORS AND ASSIGNS. No party hereto may assign any of its rights, or delegate any of its duties, hereunder without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors or assigns.

         8.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

         8.9 NEWS/PRESS RELEASE. The parties agree that none of them will announce this Transaction nor publicize the change in ownership of the Shares in any way without the prior consent of the other parties as to the form and content of any such news releases, announcements, advertisements or publicity, except (a) as may be required by law, (b) the Purchaser shall, upon the Closing, issue a press release in the form attached hereto as Schedule 8.9, and (c) the Sellers (on their behalf and on behalf of the Company) may but shall not be required to, upon or after the Closing, issue a press release containing any additional information regarding the Transaction that they or it deems necessary and/or advisable.

         8.10 EXPENSES. The Purchaser and the Sellers shall each bear their respective costs and expenses incurred in connection with the negotiation, preparation and consummation of the Transaction.





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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



---------------------------
Melvin Simon



---------------------------
Keith Frankel




JOSHUA TREE CONSTRUCTION, INC.


By:
   ---------------------------
Name:
Title:

Agreed and Accepted as to American
Health and Diet Center's Post-Closing
Obligations Under Sections 1.2(b),
1.2(c), 1.2(d), 5.2, 5.3 5.6, 5.7, 5.9,
5.10, 5.11, 6.2(g), and 6.2(l)

AMERICAN HEALTH AND DIET CENTERS, INC.


By:
   ---------------------------
Name:
Title:

                                   SCHEDULES

1.1   Shareholders
3.6   Contracts
3.9   Compliance with Laws
3.10  Employee Benefits
3.12  Real Property Leases
3.13  Affiliate Transactions
4.3   Affiliate Transactions
4.5   Capitalization
4.6   Indebtedness
8.9   Press Release


                                    EXHIBITS

1     Notes
2     Warrants
3     Guaranties
4     Reimbursement Agreements
5     Security Agreements
6     Pledge Agreements
7     Consulting Agreement
8     Manufacturing Agreement
9     Options






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